UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2022

BMC Fund, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	811-03150	56-0296780
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Hickory Blvd., SW, Lenoir, NC		28645
(Address of principal executive offices)		(Zip Code)

(828) 758-6100
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dixon Hughes Goodman, LLP (DHG) is currently the independent registered public accounting firm of BMC Fund, Inc. Effective June 1, 2022, DHG and BKD, LLP will merge. The combined practice will operate under the new name of FORVIS, LLP. The Board of Directors of BMC Fund, Inc. has agreed to use FORVIS, LLP as its independent registered public accounting firm.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Fund, Inc.

Date: June 1, 2022	By:	/s/ Danny A. Gilbert
Name: Danny A. Gilbert Title: Vice President and Chief Financial Officer